UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 9, 2012 (December 1, 2011)

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2011 Vanguard Natural Resources, LLC, a Delaware limited liability company (“Vanguard”) announced the completion of the merger of its wholly-owned subsidiary Vanguard Acquisition Company, LLC, a Delaware limited liability company (“MergerCo”) with and into Encore Energy Partners LP, a Delaware limited partnership (“Encore”) with Encore continuing as the surviving entity (the “Merger”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 10, 2011, by and among Vanguard, Vanguard Natural Gas, LLC, a Kentucky limited liability company (“VNG”), MergerCo, Encore and Encore Energy Partners GP LLC, a Delaware limited liability company and the general partner of Encore (“Encore GP”).

The Merger was completed following approval of (i) the Merger Agreement and the Merger by holders of a majority of the outstanding common units representing limited liability partner interests in Encore and (ii) the issuance of common units representing limited liability company interests in Vanguard pursuant to the Merger Agreement by holders of a majority of the Vanguard common units voting on the proposal.

As a result of the Merger, each outstanding Encore common unit other than those owned by VNG were cancelled and converted into the right to receive 0.75 Vanguard common units, with cash in lieu of any fractional units.

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

The audited consolidated balance sheets of Encore as of December 31, 2010 and December 31, 2009 and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of partners’ equity and comprehensive income (loss) of Encore for each of the three years in the period ended December 31, 2010, and the notes related thereto, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP, dated February 28, 2011 relating to Encore’s financial statements described above, is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The unaudited consolidated balance sheet of Encore Energy Partners LP as of September 30, 2011 and the related unaudited consolidated statements of operations for the three and nine months ended September 30, 2011 and September 30, 2010, consolidated statements of cash flows for the nine months ended September 30, 2011 and September 30, 2010 and consolidated statements of partners’ equity and comprehensive income for the nine months ended September 30, 2011 and the notes related thereto, are attached hereto as Exhibit 99.3 and incorporated by reference herein.

(b)  Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of Vanguard as of September 30, 2011 and the unaudited pro forma condensed combined statements of operations of Vanguard for the nine months ended September 30, 2011 and the year ended December 31, 2010 and the notes related thereto, are attached hereto as Exhibit 99.4 and incorporated herein by reference.

(c) Exhibits.

EXHIBIT NUMBER	DESCRIPTION
Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Encore Energy Partners LP.
Exhibit 99.1
The audited consolidated balance sheets of Encore Energy Partners LP as of December 31, 2010 and December 31, 2009, and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of partners’ equity and comprehensive income (loss) of Encore for each of the three years in the period ended December 31, 2010, and the notes related thereto.

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP dated February 28, 2011, relating to the Encore Energy Partners LP financial statements.
Exhibit 99.3
The unaudited consolidated balance sheet of Encore Energy Partners LP as of September 30, 2011 and the related unaudited consolidated statements of operations for the three and nine months ended September 30, 2011 and September 30, 2010, consolidated statements of cash flows for the nine months ended September 30, 2011 and September 30, 2010 and consolidated statements of partners’ equity and comprehensive income for the nine months ended September 30, 2011 and the notes related thereto.

Exhibit 99.4
The unaudited pro forma condensed combined balance sheet of Vanguard Natural Resources, LLC as of September 30, 2011 and the unaudited pro forma condensed combined statements of operations of Vanguard Natural Resources, LLC for the nine months ended September 30, 2011, and the year ended December 31, 2010 and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

By:                         /s/ Scott W. Smith
Name:                   Scott W. Smith
Title:                      President, Chief Executive Officer and Director
January 9, 2011

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
Exhibit 23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm for Encore Energy Partners LP.
Exhibit 99.1
The audited consolidated balance sheets of Encore Energy Partners LP as of December 31, 2010 and December 31, 2009, and the consolidated statements of operations, consolidated statements of cash flows and consolidated statements of partners’ equity and comprehensive income (loss) of Encore for each of the three years in the period ended December 31, 2010, and the notes related thereto.

Exhibit 99.2	Report of Independent Registered Public Accounting Firm, issued by Ernst & Young LLP dated February 28, 2011, relating to the Encore Energy Partners LP financial statements.
Exhibit 99.3
The unaudited consolidated balance sheet of Encore Energy Partners LP as of September 30, 2011 and the related unaudited consolidated statements of operations for the three and nine months ended September 30, 2011 and September 30, 2010, consolidated statements of cash flows for the nine months ended September 30, 2011 and September 30, 2010 and consolidated statements of partners’ equity and comprehensive income for the nine months ended September 30, 2011 and the notes related thereto.

Exhibit 99.4
The unaudited pro forma condensed combined balance sheet of Vanguard Natural Resources, LLC as of September 30, 2011 and the unaudited pro forma condensed combined statements of operations of Vanguard Natural Resources, LLC for the nine months ended September 30, 2011, and the year ended December 31, 2010 and the notes related thereto.